                                                                    Exhibit 99.3

                                 Attachment to Form 4

                                JOINT FILER INFORMATION

Name and Address:                          Third Point Partners L.P.
                                           c/o Third Point LLC
                                           390 Park Avenue
                                           New York, NY 10022

Date of Earliest Reported Transaction:     4/4/2012
Issuer and Ticker Symbol:                  Enphase Energy, Inc. [ENPH]
Relationship of the Issuer:                10% Owner; Director;
                                           Other (See Remarks)
Designated Filer:                          Daniel S. Loeb
Date Original Filed:                       4/5/2012

TABLE I INFORMATION

Title of Security:                         Common Stock, $0.00001 par value
Transaction Date:                          4/4/2012
Transaction Code:                          C
Amount of Securities:                      147,116
Securities Acquired (A) or                 A
Disposed of (D):
Price of Security:                         See Footnote (1) on Form 4
Amount of Securities Beneficially
Owned Following Reported
Transactions:                              147,116
Ownership Form:                            D
Nature of Indirect Beneficial Ownership:

Title of Security:                         Common Stock, $0.00001 par value
Transaction Date:                          4/4/2012
Transaction Code:                          C
Amount of Securities:                      30,565
Securities Acquired (A) or                 A
Disposed of (D):
Price of Security:                         See Footnote (2) on Form 4
Amount of Securities Beneficially
Owned Following Reported
Transactions:       177,681
Ownership Form:                            D
Nature of Indirect Beneficial Ownership:

Title of Security:                         Common Stock, $0.00001 par value
Transaction Date:                          4/4/2012
Transaction Code:                          C
Amount of Securities:                      169,384
Securities Acquired (A) or                 A
Disposed of (D):
Price of Security:                         See Footnote (3) on Form 4
Amount of Securities Beneficially
Owned Following Reported
Transactions:       347,065
Ownership Form:                            D
Nature of Indirect Beneficial Ownership:

Title of Security:                         Common Stock, $0.00001 par value
Transaction Date:                          4/4/2012
Transaction Code:                          C
Amount of Securities:                      89,631
Securities Acquired (A) or                 A
Disposed of (D):
Price of Security:                         See Footnote (3) on Form 4
Amount of Securities Beneficially
Owned Following Reported
Transactions:       436,696
Ownership Form:                            D
Nature of Indirect Beneficial Ownership:

Title of Security:                         Common Stock, $0.00001 par value
Transaction Date:                          4/4/2012
Transaction Code:                          C
Amount of Securities:                      50,436
Securities Acquired (A) or                 A
Disposed of (D):
Price of Security:                         See Footnote (4) on Form 4
Amount of Securities Beneficially
Owned Following Reported
Transactions:       487,132
Ownership Form:                            D
Nature of Indirect Beneficial Ownership:

Title of Security:                         Common Stock, $0.00001 par value
Transaction Date:                          4/4/2012
Transaction Code:                          P
Amount of Securities:                      27,371
Securities Acquired (A) or                 A
Disposed of (D):
Price of Security:                         $6.00
Amount of Securities Beneficially
Owned Following Reported
Transactions:       514,503
Ownership Form:                            D
Nature of Indirect Beneficial Ownership:

TABLE II INFORMATION

Title of Derivative Security:              Series B
                                           Convertible Preferred Stock
Conversion or Exercise Price:              See Footnote (1) to the Form 4
Transaction Date:                          4/4/2012
Transaction Code:                          C
Securities Acquired (A) or                 D
Disposed of (D):
Amount of Derivative Securities:           77,511
Date Exercisable:                          See Footnote (1) to the Form 4
Expiration Date:                           See Footnote (1) to the Form 4
Title of Underlying Securities:            Common Stock
Amount of Underlying Securities:           147,116
Price of Derivative Security:              $0
Amount of Derivative Securities            0
Beneficially Owned Following Reported
Transactions:
Ownership Form:                            D
Nature of Indirect Beneficial Ownership

Title of Derivative Security:              Series C
                                           Convertible Preferred Stock
Conversion or Exercise Price:              See Footnote (2) to the Form 4
Transaction Date:                          4/4/2012
Transaction Code:                          C
Securities Acquired (A) or                 D
Disposed of (D):
Amount of Derivative Securities:           12,158
Date Exercisable:                          See Footnote (2) to the Form 4
Expiration Date:                           See Footnote (2) to the Form 4
Title of Underlying Securities:            Common Stock
Amount of Underlying Securities:           30,565
Price of Derivative Security:              $0
Amount of Derivative Securities            0
Beneficially Owned Following Reported
Transactions:
Ownership Form:                            D
Nature of Indirect Beneficial Ownership

Title of Derivative Security:              Series D
                                           Convertible Preferred Stock
Conversion or Exercise Price:              See Footnote (3) to the Form 4
Transaction Date:                          4/4/2012
Transaction Code:                          C
Securities Acquired (A) or                 D
Disposed of (D):
Amount of Derivative Securities:           169,384
Date Exercisable:                          See Footnote (3) to the Form 4
Expiration Date:                           See Footnote (3) to the Form 4
Title of Underlying Securities:            Common Stock
Amount of Underlying Securities:           169,384
Price of Derivative Security:              $0
Amount of Derivative Securities            0
Beneficially Owned Following Reported
Transactions:
Ownership Form:                            D
Nature of Indirect Beneficial Ownership

Title of Derivative Security:              Series E
                                           Convertible Preferred Stock
Conversion or Exercise Price:              See Footnote (3) to the Form 4
Transaction Date:                          4/4/2012
Transaction Code:                          C
Securities Acquired (A) or                 D
Disposed of (D):
Amount of Derivative Securities:           89,631
Date Exercisable:                          See Footnote (3) to the Form 4
Expiration Date:                           See Footnote (3) to the Form 4
Title of Underlying Securities:            Common Stock
Amount of Underlying Securities:           89,631
Price of Derivative Security:              $0
Amount of Derivative Securities            0
Beneficially Owned Following Reported
Transactions:
Ownership Form:                            D
Nature of Indirect Beneficial Ownership

Title of Derivative Security:              9% Junior Convertible Secured Notes
                                           due 2014
Conversion or Exercise Price:              See Footnote (4) to the Form 4
Transaction Date:                          4/4/2012
Transaction Code:                          C
Securities Acquired (A) or                 D
Disposed of (D):
Amount of Derivative Securities:           $302,622.79
Date Exercisable:                          See Footnote (4) to the Form 4
Expiration Date:                           6/14/2014
Title of Underlying Securities:            Common Stock
Amount of Underlying Securities:           27,371
Price of Derivative Security:              $0
Amount of Derivative Securities            0
Beneficially Owned Following Reported
Transactions:
Ownership Form:                            D
Nature of Indirect Beneficial Ownership